Exhibit 1(l)
                      ARTICLES SUPPLEMENTARY TO THE CHARTER


 THE RBB FUND, INC., a Maryland corporation having its principal office in Baltimore, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

            FIRST: The Board of Directors of the Corporation, an open-end investment company registered under the Investment Company Act of 1940, as amended, and having authorized capital of thirty billion (30,000,000,000) shares, par value $.001 per share, at a meeting held an January 26, 1994 adopted resolutions reclassifying the authorized and unissued shares of common stock that are classified into separate classes by: reclassifying four hundred ninety-nine million (499,000,000) shares of the previously authorized and unissued Common Stock of the Corporation, classified as Class Alpha 1, par value $.001 per share, with an aggregate par value of four hundred ninety-nine thousand dollars ($499,000) as unclassified shares of the Common Stock of the Corporation, par value $.001 per share, with an aggregate par value of four hundred ninety nine thousand dollars ($499,000); reclassifying four hundred ninety-nine million (499,000,000) shares of the previously authorized and unissued Common Stock of the Corporation, classified as Class Alpha 2, par value $.001 per share, with an aggregate par value of four hundred ninety-nine thousand dollars ($499,000); as unclassified shares of the Common Stock of the Corporation, par value $.001 per share, with an aggregate par value of four hundred ninety nine thousand dollars ($499,000); reclassifying four hundred ninety-nine million (499,000,000) shares of the previously authorized and unissued Common Stock of the Corporation, classified as Class Alpha 3, par value $.001 per share, with an aggregate par value of four hundred ninety-nine thousand dollars ($499,000), an unclassified shares of the Common Stock of the Corporation, par value $.001 per share, with an aggregate par value of four hundred ninety nine thousand dollars ($499,000); reclassifying four hundred ninety-nine million (499,000,000) shares of the previously authorized and unissued Common Stock of the Corporation, classified as Class Alpha 4, par value $.001 per share, with an aggregate par value of four hundred ninety-nine thousand dollars ($499,000), as unclassified shares of the Common Stock of the Corporation, par value $.001 per share, with an aggregate par value of four hundred ninety nine thousand dollars ($499,000); reclassifying four hundred ninety-nine million (499,000,000) shares of the previously authorized and unissued Common Stock of the Corporation, classified as Class Beta 1, par value $.001 per share, with an aggregate par value of four hundred ninety-nine thousand dollars ($499,000), as unclassified shares of the Common Stock of the Corporation, par value $.00l per share, with an aggregate par value of four hundred ninety nine thousand dollars ($499,000); reclassifying four hundred ninety-nine million (499,000,000) shares of the previously authorized and unissued Common Stock of the Corporation, classified as Beta 2, par value $.001 per share, with an aggregate par value of four hundred ninety-nine thousand dollars ($499,000), as unclassified shares of the Common Stock of the Corporation, par value $.001 per share, with an aggregate par value of four hundred ninety-nine thousand dollars ($499,000); reclassifying four hundred ninety-nine million (499,000,000) shares of the previously authorized, and unissued Common Stock of the Corporation, classified as Beta 3 par value $.001 per share, with an aggregate par value of four hundred ninety-nine thousand dollars ($499,000), as unclassified shares of the Common Stock of the Corporation, par value $.001 per share, with an aggregate par value of four hundred ninety-nine thousand dollars ($499,000); reclassifying four hundred ninety-nine million (499,000,000) shares of the previously authorized and unissued Common Stock of the Corporation, classified as Beta 4 par value $.001 per share, with an aggregate par value of four hundred ninety-nine thousand dollars ($499,000), as unclassified shares of the Common Stock of the Corporation, par value $.001 per share, with an aggregate par value of four hundred ninety-nine, thousand dollars ($499,000); reclassifying four hundred ninety-nine million (499,000,000) shares of the previously authorized and unissued Common Stock of the Corporation, classified as Gamma 1, par value $.001 per share, with an aggregate par value of four hundred ninety-nine thousand dollars ($499,000) as unclassified shares of the Common Stock of the Corporation, par value $.00l per share, with an aggregate par value of four hundred ninety-nine thousand dollars ($499,000); reclassifying four hundred ninety-nine million (499,000,000) shares of the previously authorized and unissued Common Stock of the Corporation, classified as Gamma 2, par value $.001 per share, with an aggregate par value of four hundred ninety-nine thousand dollars ($499,000), as unclassified shares of the Common Stock of the Corporation, par value $.001 per share, with an aggregate par value of four hundred ninety-nine thousand dollars ($499,000); reclassifying four hundred ninety-nine million (499,000,000) shares of the previously authorized and unissued Common Stock of the Corporation, classified as Gamma 3, par value $.001 per share, with an aggregate par value of four hundred ninety-nine thousand dollars ($499,000), as unclassified shares of the Common Stock of the Corporation, par value $.001 per share, with an aggregate par value of four hundred ninety-nine thousand dollars ($499,000); reclassifying four hundred ninety-nine million (499,000,000) shares of the previously authorized and unissued Common Stock of the Corporation, classified as Gamma 4, par value $.001 per share, with an aggregate par value of four hundred ninety-nine thousand dollars ($499,000), as unclassified shares of the Common Stock of the Corporation, par value $.001 per share, with an aggregate par value of four hundred ninety-nine thousand dollars ($499,000); reclassifying four hundred ninety-nine million (499,000,000) shares of the previously authorized and unissued Common Stock of the Corporation, classified as Delta 1, par value $.001 per share, with an aggregate par value of four hundred ninety-nine thousand dollars ($499,000), as unclassified shares of the Common Stock of the Corporation, par value $.001 per share, with an aggregate par value of four hundred ninety-nine thousand dollars ($499,000); reclassifying four hundred ninety-nine million (499,000,000) shares of the previously authorized and unissued Common Stock of the Corporation, classified as Delta 2, par value $.001 per share, with an aggregate par value of four hundred ninety-nine thousand dollars ($499,000), as unclassified shares of the Common Stock of the Corporation, par value $.001 per share, with an aggregate par value of four hundred ninety-nine thousand dollars ($499,000); reclassifying four hundred ninety-nine million (499,000,000) shares of the previously authorized and unissued Common Stock of the Corporation, classified as Delta 3, par value $.001 per share, with an aggregate par value of four hundred ninety-nine thousand dollars ($499,000), as unclassified shares of the Common Stock of the Corporation, par value $.001 per share, with an aggregate par value of four hundred ninety-nine thousand dollars ($499,000). reclassifying four hundred ninety-nine million (499,000,000) shares of the previously authorized and unissued Common Stock of the corporation, classified an Delta 4, par value $.001 per share, with an aggregate par value of four hundred ninety-nine thousand dollars ($499,000), as unclassified shares of the Common Stock of the Corporation, par value $.001 per share, with an aggregate par value of four hundred ninety-nine thousand dollars ($499,000); reclassifying four hundred ninety-nine million (499,000,000) shares of the previously authorized and unissued Common Stock of the Corporation, classified as Epsilon 1, par value $.001 per share, with an aggregate par value of four hundred ninety-nine thousand dollars ($499,000), as unclassified shares of the Common Stock of the Corporation, par value $.001 per share, with an aggregate par value of four hundred ninety nine thousand dollars ($499,000); reclassifying four hundred ninety-nine million (499,000,000) shares of the previously authorized and unissued Common Stock of the Corporation, classified as Epsilon 2, par value $.001 per share, with an aggregate par value of four hundred ninety-nine thousand dollars ($499,000), as unclassified shares of the Common Stock of the Corporation, par value $.001 per share, with an aggregate par value of four hundred ninety nine thousand dollars ($499,000); reclassifying four hundred ninety-nine million (499,000,000) shares of the previously authorized and unissued Common Stock of the Corporation, classified as Epsilon 3, par value $.001 per share, with an aggregate par value of four hundred ninety-nine thousand dollars ($499,000), an unclassified shares of the Common Stock of the Corporation, par value $.001 per share, with an aggregate par value of four hundred ninety nine thousand dollars ($499,000); reclassifying four hundred ninety-nine million (499,000,000) shares of the previously authorized and unissued Common Stock of the Corporation, classified as Epsilon 4, par value $.001 per share, with an aggregate par value of four hundred ninety-nine thousand dollars ($499,000), as unclassified shares of the Common Stock of the Corporation, par value $.001 per share, with an aggregate par value of four hundred ninety nine thousand dollars ($499,000); reclassifying four hundred ninety-nine million (499,000,000) shares of the previously authorized and unissued Common Stock of the Corporation, classified as Zeta 1, par value $.001 per share, with an aggregate par value of four hundred ninety-nine thousand dollars ($499,000), as unclassified shares of the Common Stock of the Corporation, par value $.001 per share, with an aggregate par value of four hundred ninety-nine thousand dollars ($499,000); reclassifying four hundred ninety-nine million (499,000,000) shares of the previously authorized and unissued Common Stock of the Corporation, classified as Zeta 2, par value $.001 per share, with an aggregate par value of four hundred ninety-nine thousand dollars ($499,000), as unclassified shares of the Common Stock of the Corporation, par value $.001 per share, with an aggregate par value of four hundred ninety-nine thousand dollars ($499,000); reclassifying four hundred ninety-nine million (499,000,000) shares of the previously authorized and unissued Common Stock of the Corporation, classified as Zeta 3, par value $.001 per share, with an aggregate par value of four hundred ninety-nine thousand dollars ($499,000), as unclassified shares of the Common Stock of the

Corporation, par value $.001 per share, with an aggregate par value of four hundred ninety-nine thousand dollars ($499,000); reclassifying four hundred ninety-nine million (499,000,000) shares of the previously authorized and unissued Common Stock of the Corporation, classified as Zeta 4, par value $.001 per share, with an aggregate par value of four hundred ninety-nine thousand dollars ($499,000), as unclassified shares of the Common Stock of the Corporation, par value $.001 per share, with an aggregate par value of four hundred ninety-nine thousand dollars ($499,000); reclassifying four hundred ninety-nine million (499,000,000) shares of the previously authorized and unissued Common Stock of the Corporation, classified as Eta 1, par value $.001 per share, with an aggregate par value of four hundred ninety-nine thousand dollars ($499,000), as unclassified shares of the Common Stock of the Corporation, par value $.001 per share, with an aggregate par value of four hundred ninety-nine thousand dollars ($499,000); reclassifying four hundred ninety-nine million (499,000,000) shares of the previously authorized and unissued Common Stock of the Corporation, classified as Eta 2, par value $.001 per share, with an aggregate par value of four hundred ninety-nine thousand dollars ($499,000), as unclassified shares of the Common Stock of the Corporation, par value $.001 per share, with an aggregate par value of four hundred ninety-nine thousand dollars ($499,000); reclassifying four hundred ninety-nine million (499,000,000) shares of the previously authorized and unissued Common Stock of the Corporation, classified as Eta 3, par value $.001 per share, with an aggregate par value of four hundred ninety-nine thousand dollars ($499,000), as unclassified shares of the Common Stock of the Corporation, par value $.001 per share, with an aggregate par value of four hundred ninety-nine thousand dollars ($499,000); reclassifying four hundred ninety-nine million (499,000,000) shares of the previously authorized and unissued Common Stock of the Corporation, classified as Eta 4, par value $.001 per share, with an aggregate par value of four hundred ninety-nine thousand dollars ($499,000), as unclassified shares of the Common Stock of the Corporation, par value $.001 per share, with an aggregate par value of four hundred ninety-nine thousand dollars ($499,000); reclassifying four hundred ninety-nine million (499,000,000) shares of the previously authorized and unissued Common Stock of the Corporation, classified as Theta 1, par value $.001 per share, with an aggregate par value of four hundred ninety-nine thousand dollars ($499,000), as unclassified shares of the Common Stock of the Corporation, par value $.001 per share, with an aggregate par value of four hundred ninety-nine thousand dollars ($499,000); reclassifying four hundred ninety-nine million (499,000,000) shares of the previously authorized and unissued Common Stock of the Corporation, classified as Theta 2, Par value $.001 per share, with an aggregate par value of four hundred ninety-nine thousand dollars ($499,000), as unclassified shares of the Common Stock of the Corporation, par value $.001 per share, with an aggregate par value of four hundred ninety-nine thousand dollars ($499,000); reclassifying four hundred ninety-nine million (499,000,000) shares of the previously authorized and unissued Common Stock of the Corporation, classified as Theta 3, par value $.001 per share, with an aggregate par value of four hundred ninety-nine thousand dollars ($499,000), as unclassified shares of the Common Stock of the Corporation, par value $.001 per share, with an aggregate par value of four hundred ninety-nine thousand dollars ($499,000); reclassifying four hundred ninety-nine million (499,000,000) shares of the previously authorized and unissued Common Stock of the Corporation, classified as Theta 4, par value $.001 per share, with an aggregate par value of four hundred ninety-nine thousand dollars ($499,000), as unclassified shares of the Common Stock of the Corporation, par value $.001 per share, with an aggregate par value of four hundred ninety-nine thousand dollars ($499,000); and

            SECOND: A description of the shares so classified with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as net or changed by the Board of Directors of the Corporation is as follows:

            A description of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions or redemption of each class of common stock of the Corporation in set forth in Article VI, Section (6) of the Corporation's Charter, and has not been changed by the Board of Directors of the Corporation.

            THIRD: The shares aforesaid have been duly reclassified by the Board of Directors of the Corporation pursuant to authority and power contained in the charter of the Corporation.

            FOURTH: Immediately before the increase in the number of shares of common stock that have been reclassified into unclassified Common Stock of the
Corporation:

                       (a) the Corporation had authority to issue Thirty Billion (30,000,000,000) shares of its common stock and the aggregate par value of all the shares of all classes was thirty million dollars ($30,000,000);

                       (b) the number of shares of each authorized class of common stock was as follows: Class A - one hundred million (100,000,000), par value $.001 per share; Class B - one hundred million (l00,000,000), par value $.001 per share; Class C - one hundred million (100,000,000), par value $.001 per share; Class D - one hundred million (100,000,000), par value $.001 per share; Class E - five hundred million (5O0,000,000), par value $.001 per share; Class P - five hundred million (500,000,000), par value $.001 per share; Class G
- five hundred million (500,000,000), par value $.001 per share; Class H - five hundred million (500,000,000), par value $.001 per share; Class I - five hundred million (500,000,000), par value $.001 per share; Class J - five hundred million (500,000,000), par value $.001 per share; Class K - five hundred million (500,000,000), par value $.001 per share; Class L - one billion five hundred million (1,500,000,000), par value $.001 per share; Class M - five hundred million (500,000,000), par value $.001 per share; Class K five hundred million (500,000,000), par value $.001 per share; Class 0 - five hundred million (500,000,000), par value $.001 per share; Class P - one hundred million (100,000,000), par value $.001 per share; and Class Q - one hundred million (100,000,000), par value $.001 per share, Class R - five hundred million (500,000,000), par value $.001 per share; Class S - five hundred million (500,000,000), par value $.001 per share; Class T - five hundred million (500,000,000), par value $.001 per share; Class U - five hundred million (500,000,000), par value $.001 per share; Class V - five hundred million (500,000,000), par value $.001 per share; Class W - one hundred million (100,000,000), par value $.00l per share; Class X - fifty million (50,000,000), par value $.001 per share; Class Y - fifty million (50,000,000), par value $.001 per share; Class Z - fifty million (50,000,000), par value $.001 per share; Class AA - fifty million (50,000,000), par value $.001 per share; Class Alpha 1
- five hundred million (500,000,000), par value $.001 per share; Class Alpha 2 - five hundred million (500,000,000), par value $.001 per share; Class Alpha 3 - five hundred million (500,000,000), par value $.001 per share; Class Alpha 4 - five hundred million (500,000,000), par value $.001 per share; Class Beta 1 - five hundred million (500,000,000), par value $.001 per share; Class Beta 2 - five hundred million (500,000,000), par value $.001 per share; Class Beta 3 - five hundred million (500,000,000), par value $.001 per share; Class Beta 4 - five hundred million (500,000,000), par value $.001 per share; Class Gamma 1 - five hundred million (500,000,000), par value $.001 per share; Class Gamma 2 - five hundred million (500,000,000), par value $.001 per share; Class Gamma 3 - five hundred million (500,000,000), par value $.001 per share; Class Gamma 4 - five hundred million (500,000,000), par value $.001 per share; Class Delta 1 - five hundred million (500,000,000), par value $.001 per share; Class Delta 2 - five hundred million (500,000,000), par value $.001 per share; Class Delta 3 - five hundred million (500,000,000), par value $.001 per share; Class Delta 4 - five hundred million (500,000,000), par value $.001 per share; Class Epsilon 1 - five hundred million (500,000,000), par value $.001 per share; Class Epsilon 2 - five hundred million (500,000,000), par value $.001 per share; Class Epsilon 3 - five hundred million (500,000,000), par value $.001 per share; Class Epsilon 4 five hundred million (500,000,000), par value $.001 per share; Class Zeta 1 - five hundred million (500,000,000), par value $.001 per share; Class Zeta 2 - five hundred million (500,000,000), par value $.001 per share; Class Zeta 3 - five hundred million (500,000,000), par value $.001 per share; Class Zeta 4 - five hundred million (500,000,000), par value $.001 per share; Class Eta 1 - five hundred million (500,000,000), par value $.001 per share; Class Eta 2 - five hundred million (500,000,000) par value $.001 per share; Class Eta 3 - five hundred million (500,000,000), par value $.001 per share; Class Eta 4 - five hundred million (500,000,000), par value $.001 per share; Class Theta 1 - five hundred million (500,000,000), par value $.001 per share; Class Theta 2 - five hundred million (500,000,000), par value $.001 per share; Class Theta 3 - five hundred million (500,000,000), par value $.001 per share; and Class Theta 4 - five hundred million (500,000,000), par value $.001 per share, for a total of twenty-five billion nine hundred million (25,900,000,000) shares classified into separate classes of common stock.

              After the number of shares of common stock that have been reclassified into separate classes:

                       (c) the Corporation has the authority to issue thirty billion (30,000,000,000) shares of its common stock and the aggregate par value of all the shares of all classes is now thirty million dollars ($30,000,000); and
                       (d) the number of authorized shares of each class is now as follows: Class A - one hundred million (100,000,000), par value $.001 per share; Class B one hundred million (100,000,000), par value $.001 per share; Class C - one hundred million (100,000,000), par value $.001 per share; Class D
- one hundred million (100,000,000), par value $.001 per share; Class E - one billion (1,000,000,000), par value $.001 per share; Class F - five hundred million (500,000,000), par value $.001 per share; Class G -five hundred million (500,000,000), par value $.001 per share; Class H - five hundred million (500,000,000), par value $.001 per share; Class I - five hundred million (500,000,000), par value $.001 per share; Class J - five hundred million (500,000,000), par value $.001 per share; Class K - five hundred million (500,000,000), par value $.001 per share; Class L - one billion five hundred million (1,500,000,000), par value $.001 per share; Class M - five hundred million (500,000,000), par value $.001 per share; Class N - five hundred million (500,000,000), par value $.001 per share; Class 0 - five hundred million (500,000,000), par value $.001 per share; Class P - one hundred million (100,000,000), par value $.001 per share; Class Q - one hundred million (100,000,000), par value $.001 per share; Class R -five hundred million (500,000,000), par value $.001 per share; Class S - five hundred million (500,000,000), par value $.001 per share; Class T - five hundred million (500,000,000), par value $.001 per share; Class U - five hundred million (500,000,000), par value $.001 per share; Class V - five hundred million (500,000,000), par value $.001 per share; Class W - one hundred million (100,000,000), par value $.001 per share; Class X - fifty million (50,000,000), par value $.001 per share Class Y - fifty million (50,000,000), par value $.001 per share; Class Z - fifty million (50,000,000), par value $.001 per share; Class AA - fifty million (50,000,000), par value $.001 per share; Class Alpha 1 -one million (1,000,000), par value $.001 per share; Class Alpha 2 - one million (1,000,000), par value $.001 per share; Class Alpha 3 - one million (1,000,000), par value $.001 per share; Class Alpha 4 - one million (1,000,000), par value $.001 per share; Class Beta 1 - one million (1,000,000), par value $.001 per share; Class Beta 2 - one million (1,000,000), par value $.001 per share; Class Beta 3 - one million (1,000,000), par value $.001 per share; Class Beta 4 - one million (1,000,000), par value $.001 per share; Class Gamma 1 - one million (1,000,000), par value $.001 per share; Class Gamma 2 - one million (1,000,000), par value $.001 per share; Class Gamma 3 - one million (1,000,000), par value $.001 per share; Class Gamma 4 - one million (1,000,000), par value $.001 per share; Class Delta 1 - one million (1,000,000), par value $.001 per share; Class Delta 2 - one million (1,000,000), par value $.001 per share; Class Delta 3 - one million (1,000,000), par value $.001 per share; Class Delta 4 - one million (1,000,000), par value $.001 per share; Class Epsilon 1 - one million (1,000,000), par value $.001 per share; Class Epsilon 2 - one million (1,000,000), par value $.001 per share; Class Epsilon 3 - one million (1,000,000), par value $.001 per share; Class Epsilon 4 one million (1,000,000), par value $.001 per share; Class Zeta 1 - one million (1,000,000), par value $.001 per share; Class Zeta 2 - one million (1,000,000), par value $.001 per share; Class Zeta 3 - one million (1,000,000), par value $.001 per share; Class Zeta 4 - one million (1,000,000), par value $.001 per share; Class Eta 1 - one million (1,000,000), par value $.001 per share; Class Eta 2 - one million (1,000,000), par value $.001 per share; Class Eta 3 - one million (1,000,000), par value $.001 per share; Class Eta 4 - one million (1,000,000), par value $.001 per share; Class Theta 1 - one million (1,000,000), par value $.001 per share; Class Theta 2 - one million (1,000,000), par value $.001 per share; Class Theta 3 - one million (1,000,000), par value $.001 per share; Class Theta 4 - one million (1,000,000), par value $.001 per share; for a total of nine billion nine hundred thirty two million (9,932,000,000) shares classified into separate classes of common stock.

IN WITNESS WHEREOF, The RBB Fund, Inc. has caused these presents to be signed and attested in its name and on its behalf by its President and Secretary on October 5, 1994

ATTEST:                    THE RBB FUND, INC.


/s/MORGAN R. JONES         By:/s/EDWARD J. ROACH
------------------         ---------------------
Morgan R. Jones            Edward J. Roach
Secretary                  President


              THE UNDERSIGNED, President of The RBB Fund, Inc., who executed an behalf of said corporation the foregoing Articles supplementary to the Charter, of which this certificate in made a part, hereby acknowledges, in the name and on behalf of said Corporation, and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

 /s/EDWARD J. ROACH
 ------------------
 Edward J. Roach
 President